UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2020

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2019 Bonus Determinations

On February 10, 2020, the Compensation Committee of the Board of the Company approved cash bonus payments to the Company’s named executive officers, in respect of fiscal 2019. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 20, 2019 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2019 summary compensation table for the named executive officers previously set forth in the Proxy Statement. No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (2)($)	All Other Compen sation (3)($)	Total ($)
George C. Roeth	2019	969,712	975,000	1,895,704	732,830	64,582	4,637,828
Former President and Chief Executive Officer(4)	2018	820,673	735,750	750,001	744,203	51,876	3,120,503
	2017	775,000	900,000	699,157	806,054	53,019	3,233,230

Nicholas Lahanas	2019	447,692	170,000	799,995	161,566	10,747	1,590,000
Chief Financial Officer	2018	387,308	225,000	—	143,240	3,701	759,249
	2017	346,246	185,000	401,172	100,735	3,120	1,036,273

William E. Brown	2019	200,000	376,000	299,989	—	17,041	893,030
Chairman	2018	200,000	90,000	299,986	—	14,592	604,578
	2017	200,000	116,000	299,994	—	15,535	631,529

George A. Yuhas	2019	456,369	175,000	—	121,148	32,036	784,553
General Counsel and Secretary	2018	448,092	191,000	—	122,780	26,898	788,770
	2017	450,491	245,000	—	120,907	26,370	842,768

William Lynch	2019	434,486	153,949	—	161,566	33,968	783,969
Senior Vice President(5)	2018	426,139	217,011	—	163,710	28,458	835,318

(1)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.

(2)	This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 13, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10–K filed on November 27, 2019 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(3)	The components of the “All Other Compensation” column for fiscal 2019 are detailed in the following table:

Description	Roeth	Lahanas	Brown	Yuhas	Lynch
Company matching contribution to 401(k) plan	$15,500	$9,865	$5,336	$7,938	$9,574
Medical and life insurance premiums	882	882	11,705	12,098	12,394
Car allowance or lease	13,200	—	—	12,000	12,000
Medical reimbursement	15,000	—	—	—	—
Financial planning allowance	20,000	—	—	—	—

Total	$64,582	$10,747	$17,041	$32,036	$33,968

(4)	Mr. Roeth became Chief Executive Officer in June 2016 and retired on September 28, 2019.

(5)	Mr. Lynch became an executive officer in February 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 11, 2020, at the Annual Meeting, the following proposals were submitted to the stockholders:

1.	The election of ten directors to serve until the 2021 Annual Meeting and until their successors are duly elected and qualified.

2.	The approval of the advisory (non-binding) resolution relating to executive compensation.

3.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 26, 2020.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total votes cast. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
John B. Balousek	16,532,904	1,867,740	609,906
William E. Brown	11,112,259	4,632,269	609,906
Timothy P. Cofer	11,304,831	4,534,057	609,906
Thomas J. Colligan	19,837,067	182,617	609,906
Michael J. Edwards	19,836,873	182,716	609,906
Michael J. Griffith	20,113,933	41,415	609,906
Christopher T. Metz	18,302,404	955,328	609,906
Brooks M. Pennington III	10,941,380	4,719,417	609,906
John R. Ranelli	11,262,118	4,555,841	609,906
Mary Beth Springer	19,798,776	202,145	609,906

Proposal Two:

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes
18,646,184	1,454,600	49,263	609,906

Proposal Three:

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 26, 2020 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
21,170,776	200,567	11,184	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ George A. Yuhas
George A. Yuhas
General Counsel and Secretary

Dated: February 13, 2020

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